Exhibit 10.2


                               LUNAR CORPORATION
                        Deferred Compensation Agreement

      THIS AGREEMENT is made and entered into this _____ day of __________, 199_, by and between Lunar Corporation, a Wisconsin corporation (the "Company"), and _________________________ (the "Participant").

WITNESSETH:

      WHEREAS, the Company has a Deferred Compensation Plan (the "Plan") in which the Participant is eligible to participate; and

      WHEREAS, the Participant desires to defer a portion of the Participant's base salary, commissions and/or all or a portion of any bonus award earned by or payable to the Participant, in accordance with the terms and conditions of the Plan and this Agreement:

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Participant's Election to Defer Base Salary. The Participant hereby irrevocably elects, except as provided for in Section 4.3 of the Plan, to defer payment of ____% (insert a whole number between 1% and 50%) of the Participant's future base salary payments. Such base salary shall be deferred for each pay period of the Company (up to a maximum of $______ in any fiscal year) beginning with the pay period commencing _______, 199_.
The Participant may revoke or change the foregoing election in accordance with Section 3.2 of the Plan.

      2. Participant's Election to Defer Commissions. The Participant hereby irrevocably elects, except as provided in Section 4.3 of the Plan, to defer payment of _____% (insert a whole number between 5% and 100%) of any future commissions earned by and otherwise payable to the Participant.

      3. Participant's Election to Defer Bonus Award. The Participant hereby irrevocably elects, except as provided in Section 4.3 of the Plan, to defer payment of _____% (insert a whole number between 5% and 100%) of any future bonus award earned by and otherwise payable to the Participant.

      4. Agreement of the Company to Defer Base Salary, Commissions and/or Bonus Award. The Company agrees to establish a separate account on its books for the benefit and in the name of the Participant ("Account") in which the amount of base salary, commissions and/or bonus award deferred by the Participant ("Deferred Compensation") under this Agreement shall be credited. Deferred Compensation shall be credited to the Account as of the date on which such Deferred Compensation would have been paid to the Participant but for the Participant's election to defer payment of such amount(s). Interest shall be credited to the Account in accordance with Section 3.3(b) of the Plan. The Account shall be maintained by the Company in accordance with
Section 3.3 of the Plan.

      5. Payment of Deferred Compensation. (a) The Participant hereby elects to receive payment of, and the Company hereby agrees to pay the Participant, the Deferred Compensation as follows (check one and complete if necessary):

       _____ A lump sum payment in ________________(insert month and year at least one year after the execution of this Agreement); or

       _____ A lump sum payment in the first full calendar month following the effective date of the Participant's termination of employment with the Company; or

       _____ ANNUAL; ____ QUARTERLY; ____ MONTHLY installments commencing on January 1, ____ (insert year at least one year after the execution of this Agreement) and ending on the earlier to occur of (i) January 1, ____ and (ii) the date on which the amount credited to the Account is zero; or

       _____ ANNUAL; ____ QUARTERLY; ____ MONTHLY installments commencing in the first full calendar month following the effective date of the Participant's termination of employment with the Company and ending on the earlier to occur of (i) ____ months after the commencement of installment payments and (ii) the date on which the amount credited to the Account is zero.

      (b) The lump sum payment or each such installment payment shall be paid together with interest thereon as determined in Section 3.3 of the Plan.

      6. Calculation of Installment Payment Amounts. The amount of any installment payment shall equal the amount determined by dividing the current balance in the Account as of a specified payment date (which amount shall include interest accrued from and including the most recent date to which interest has been credited to but excluding such payment date) by the number of remaining installment payments.

      7. Death of Employee. In the event that the Participant shall die prior to the payment of the unpaid balance of the Deferred Compensation in the Participant's Account, such unpaid balance shall be paid to the beneficiary(ies) designated on the attached Exhibit A or, if no beneficiary(ies) is designated, in accordance with Section 4.5 of the Plan.



      8. Incorporation of Deferred Compensation Plan. The terms and conditions of the Plan are hereby incorporated by reference and form a part of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                      LUNAR CORPORATION

                                      By:___________________________________
                                      Name:
                                      Title:


                                      Participant's Signature

                                      ______________________________________

                                      Print Name

                                      ______________________________________
                                      Home Address


                                      ______________________________________
                                      Participant's Social Security Number

                                                                   Exhibit A
                               LUNAR CORPORATION
                           Deferred Compensation Plan

                          BENEFICIARY DESIGNATION FORM


Deferred Compensation Agreement (the "Agreement") dated:_______________________

You may designate a primary beneficiary and a secondary beneficiary. You may name more than one person as a primary or secondary beneficiary. For example, you may wish to name your spouse as primary beneficiary and your children as secondary beneficiaries. Your secondary beneficiary(ies) will receive nothing if any of your primary beneficiaries survive you. All primary beneficiaries will share equally unless you indicate otherwise. The same rule applies for secondary beneficiaries.

Designate Your Beneficiary(ies):

      Primary Beneficiary(ies) (give name, address and relationship to you):
      ___________________________________________________
      ___________________________________________________
      ___________________________________________________

      Secondary Beneficiary(ies) (give name, address and relationship to you):
      ___________________________________________________
      ___________________________________________________
      ___________________________________________________

      I certify that my designation of beneficiary set forth above is my free act and deed.

If you marry or become divorced after the date of this Form, your marriage will be deemed to revoke any prior beneficiary designation, and your divorce will be deemed to revoke any prior designation of your divorced spouse, if written evidence of such marriage or divorce is received by the Secretary before payment of any deferred compensation subject to the Agreement. Therefore, if you are married or divorced after making a beneficiary designation, you should file a new designation even if you want your beneficiary designation(s) to remain the same.


______________________________              ________________________________
Name (Please Print)                         Signature


                                            ________________________________
                                            Date

This Beneficiary Designation Form shall be effective on the day it is actually received by the Secretary of the Company at 313 West Beltline Highway, Madison, Wisconsin 53713. This Form shall be delivered to the Secretary by personal delivery, United States registered or certified mail (return receipt requested, postage prepaid) or by a nationally recognized overnight courier service; provided, however, that if this Form is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

NOTICE: The signature on this Beneficiary Designation Form shall correspond to the name set forth in the Agreement.